UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2016 (July 25, 2016)

ENVISION HEALTHCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36048	45-0832318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6363 South Fiddlers Green Circle, 14th Floor, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendment of a Material Definitive Agreement.

On July 25, 2016, Envision Healthcare Corporation (the “Corporation”), an indirect wholly-owned subsidiary of Envision Healthcare Holdings, Inc. (the “Company”), received a change of control waiver from certain lenders under its existing term loan credit agreement, dated as of May 25, 2011 (as amended, the “Term Loan Credit Agreement”), among the Corporation, Deutsche Bank AG New York Branch, as administrative agent and collateral agent (the “Administrative Agent”), and the lenders from time to time party thereto.  The waiver provides the Corporation flexibility in the financing of its proposed all-stock merger (the “Merger”) with AmSurg Corp. (“AmSurg”), permitting the Corporation to keep its outstanding term loan borrowings in place upon the completion of the Merger, and to reduce related commitment fees under its commitment letter (as amended, supplemented or otherwise modified, the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPM”), Barclays Bank PLC (“Barclays”), SunTrust Bank (“SunTrust”), Wells Fargo Bank, National Association (“Wells Fargo”), Deutsche Bank AG New York Branch (“DBNY”), BMO Harris Bank N.A. (“BMO”), RBC Capital Markets, LLC (“RBC”) and Bank of America, N.A. (“Bank of America” and, collectively with JPM, Barclays, SunTrust, Wells Fargo, DBNY, BMO and RBC, the “Commitment Parties”).

The Corporation effected the change of control waiver by entering into a Sixth Amendment to the Term Loan Credit Agreement (the “Term Loan Amendment”), among the Corporation, the lenders party thereto and the Administrative Agent.  Among other changes, the Term Loan Amendment amends the definition of “Change of Control” such that the consummation of the Merger, as contemplated by the Agreement and Plan of Merger, dated as of June 15, 2016, by and among the Company, AmSurg, and New Amethyst Corp., will not constitute a “Change of Control” under the terms of the Term Loan Credit Agreement.

As previously disclosed, on June 15, 2016, the Corporation and AmSurg signed the Commitment Letter, pursuant to which the Commitment Parties committed to provide Envision and AmSurg with (i) a term loan facility in an aggregate principal amount of up to $5.3 billion (the “Term Loan Facility”) and (ii) a senior secured asset-based revolving credit facility in an aggregate principal amount of up to $1.0 billion in connection with the Merger.

As contemplated under the terms of the Commitment Letter, on July 25, 2016, the Corporation and AmSurg elected to reduce the Commitment Parties’ commitments to provide the Term Loan Facility by the amount of the Corporation’s term loan borrowings then outstanding, reducing the related fees under the Commitment Letter.

No Offer or Solicitation / Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed business combination between Envision Healthcare Holdings, Inc. (“Envision”) and AmSurg Corp. (“AMSURG”) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The proposed business combination between Envision and AMSURG will be submitted to their respective shareholders for consideration. AMSURG will cause its newly formed, wholly owned subsidiary, New Amethyst Corp. (“New Amethyst”), to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will constitute a prospectus of New Amethyst and a joint proxy statement of Envision and AMSURG. Envision and AMSURG will deliver the joint proxy statement/prospectus to their respective shareholders as required by applicable law. This communication is not a substitute for any prospectus, proxy statement or any other document that may be filed with the SEC in connection with the proposed business combination. Investors and shareholders are urged to read carefully and in their entirety the joint proxy statement/prospectus and any other relevant documents that will be filed with the SEC when they become available because they will contain important information about the proposed business combination and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about Envision, AMSURG and New Amethyst, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Envision and AMSURG make available free of charge at www.evhc.net and www.amsurg.com, respectively (in the “Investors” section), copies of materials they file with, or furnish to, the SEC.

Participants in the Merger Solicitation

Envision, AMSURG and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Envision and AMSURG in connection with the proposed business combination. Information about the directors and executive officers of Envision is set forth in its proxy statement for its 2016 annual meeting of shareholders filed with the SEC on March 23, 2016. Information about the directors and executive officers of AMSURG is set forth in its proxy statement for its 2016 annual meeting of shareholders filed with the SEC on April 22, 2016 and its Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 25, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements and information in this Current Report on Form 8-K may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to Envision’s and AMSURG’s objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that Envision and AMSURG intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by Envision’s and AMSURG’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and Envision and AMSURG undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that Envision and AMSURG have filed with the SEC; (ii) general economic, market, or business conditions; (iii) risks associated with the ability to consummate the business combination between Envision and AMSURG and the timing of the closing of the business combination; (iv) the ability to successfully integrate Envision’s and AMSURG’s operations and employees; (v) the ability to realize anticipated benefits and synergies of the business combination; (vi) the potential impact of announcement of the business combination or consummation of the transaction on relationships, including with employees, customers and competitors; and (vii) other circumstances beyond Envision’s and AMSURG’s control. Refer to the section entitled “Risk Factors” in Envision’s and AMSURG’s annual and quarterly reports for a discussion of important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

July 29, 2016	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary